Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of HIVE Digital Technologies Ltd. (the "Company") for the period ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Aydin Kilic, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 2, 2026

/s/ Aydin Kilic
Name:	Aydin Kilic
Title:	Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to HIVE Digital Technologies Ltd. and will be retained by HIVE Digital Technologies Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.